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EXHIBIT 13.1

                               SECTION 906 CERTIFICATIONS


Pursuant to section 906 of the Sarbanes-Oxley Act of 2002, I, John A. Jacobson, President and Chief Executive Officer of Offshore Systems International Ltd., do hereby certify, based on my knowledge, that:

         - the Annual Report on Form 20-F for the year ended November 30, 2003 of Offshore Systems International Ltd. fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

         - the information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of Offshore Systems International Ltd.

Date: May 25/04
                                                   /s/ John A. Jacobson
                                           -------------------------------------
                                                     John A. Jacobson
                                           President and Chief Executive Officer

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EXHIBIT 13.2

                           SECTION 906 CERTIFICATIONS

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002, I, John T. Sentjens, Corporate Controller of Offshore Systems International Ltd., do hereby certify, based on my knowledge, that:

         - the Annual Report on Form 20-F for the year ended November 30, 2003 of Offshore Systems International Ltd. fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

         - the information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of Offshore Systems International Ltd.

Date: May 25/04
                                                          /s/ John T. Sentjens
                                                        ------------------------
                                                            John T. Sentjens
                                                          Corporate Controller


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